FINGERHUT COMPANIES, INC.

                             STOCK OPTION PLAN

                 AMENDED AND RESTATED AS OF AUGUST 18, 1998

     1. Purpose. The purpose of the Fingerhut Companies, Inc. Stock Option Plan (the "Plan") is to advance the interests of Fingerhut Companies, Inc. (the "Company") and its stockholders by providing options to purchase Common Shares (as defined in Paragraph 4 hereof) of the Company ("Options") to certain key executives of the Company and if its subsidiaries who contribute significantly to the long- term performance and growth of the Company and such subsidiaries.

     2. Administration. The Plan shall be administered by a Stock Option Committee (the "Committee") appointed by the Board of Directors (the "Board") of the Company from among its members and shall consist of not less than three members thereof who are and shall remain Committee members only so long as they remain "disinterested persons" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act").

          The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select the employees to be granted under the Plan, to determine the type, size and terms of the Options to be granted to each employee selected, to determine the time when Options will be granted and to prescribe the form of the instruments embodying Options granted under the Plan. The Committee shall be authorized to interpret the Plan and the Options granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

     3. Participation. (a) Subsidiaries. If a subsidiary of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors of the subsidiary shall adopt a resolution in form and substance satisfactory to the


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Committee authorizing participation by the subsidiary in the Plan with respect to its employees. As used herein, the term "subsidiary" means any corporation at least one-half of whose outstanding voting stock is owned, directly or indirectly, by the Company.

          A subsidiary participating in the Plan may cease to be a participating Company at any time by action of the Board or by action of the board of directors of such subsidiary, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the subsidiary's board of directors taking such action. If the participation in the Plan of a subsidiary shall terminate, such termination shall not relieve it of any obligations therefore incurred by it under the Plan, except with the approval of the Board.

     (b) Employees. Subject to the provisions of the Plan, the Committee shall have exclusive power to select the officers and other key employees of the Company and its subsidiaries participating in the Plan to be granted Options under the Plan, but no Option shall be granted to any member of the Committee.

     4. Options Under the Plan. (a) Type of Options. Options under the Plan will include "non-qualified stock options" and "incentive stock options" which qualify under Section 422A of the Internal Revenue Code of 1986 as amended (the "Code"). Options are rights to purchase Common Shares of the Company having a par value per share as set forth in the Company having a par value per share as set forth in the Company's Articles of Incorporation (the "Common Shares").

     (b) Maximum Number of Shares That May Be Issued. There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 7,768,000 Common Shares, subject to adjustment as provided in Paragraph 7. Common Shares issued pursuant to the Plan may be either authorized but unissued shares or reacquired shares, or both.

          The number of Common Shares available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which Options have been issued and are then outstanding and the number of shares issued upon exercise of Options. In the event any outstanding Option under the Plan for any reason expires, is terminated, or is canceled prior to the end of the period during which Options may be granted, the Common Shares called for by the unexercised portion of such Option may again be subject to an Option under the Plan.

     (c) Rights With Respect to Shares. An employee to whom an Option is granted (and any person succeeding to such an employee's right pursuant to the Plan) shall have no rights as a shareholder with respect to any Common Shares until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 7, no adjustment shall be made for dividends, distributions or


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other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     5. Stock Option Agreements. Each Option granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions (and with such other terms and conditions, including but not limited to restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish):

     (a) The option price shall not be less than the par value of the Common Shares subject to such Option and, in the case of Options granted after completion of the initial public offering of the Company, if any (the "Public Offering") shall not be less than the fair market value of the Common Shares subject to such Option at the time the Option is granted, as determined in good faith by the Committee. However, the option price of an Incentive Stock Option granted to any employee shall not be less than 100% of the fair market value of the Common Shares on the date the Option is granted, and the option price of an Incentive Stock Option granted to any employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a subsidiary (a "Ten Percent Employee"), shall not be less than 110% of such fair market value or less than the par value of such Common Shares.

     (b) The Committee shall determine the number of Common Shares to be subject to each Option.

     (c) Except as otherwise determined by the Committee or in an option or award agreement, no option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution and during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee.

     (d) Except as set forth in Section 5 (h) below, the Option shall not be exercisable:

          (i) (A) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, (B) in the case of any Incentive Stock Option granted to an individual who is not a Ten Percent Employee, after the expiration of ten years from the date it is granted, and (C) in the case of any other Option, after the expiration of ten years and one month from the date it is granted. An Option may be exercised during such period only at such time or times as the Committee may establish;

          (ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made in United States dollars by cash or


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check, or, if the Committee in its sole discretion so permits (A) by certifying to the Company that the person exercising the Option owns a specified number of Common Shares having a fair market value equal to all or part of the exercise price applicable to such Option (such fair market value to be determined in such reasonable manner as may be provided for from time to time by the Committee or as may be required in order to comply with or to conform to the requirements of any applicable or relevant laws or regulations) and having the Company withhold such specified number of Common Shares from the Common Shares otherwise deliverable upon exercise of the Option or (B) by requesting the Company to withhold, from the Common Shares deliverable upon exercise of the Option, Common Shares with a fair market value (as determined above) equal to all or part of the exercise price of such Option, or (C) by a combination of United States dollars and Common Shares as aforesaid.

          (iii) unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, an officer or employee of the Company or of one of its subsidiary corporations, or of a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 425(a) of the Code is applicable, except that

               (A) in the case of any Nonqualified Stock Option, if such person shall cease to be an officer or employee of the Company or one of its subsidiary corporations solely by reason of a period of Related Employment as defined in paragraph 6, he may during such period of Related Employment, exercise the nonqualified stock option as if he continued to be such an officer or employee; or

               (B) if such person shall cease to be such an officer or employee on account of an involuntary termination of employment (other than death or disability) or on account of voluntary termination of employment (other than pursuant to retirement as described in section 5(d) (iii) (d)), while holding an Option which has not expired and has not been fully exercised, such person may before the expiration of thirty (30) days after such termination (but in no event after the Option has expired under the provisions of subparagraph 5 (d) (i) hereof) exercise the Option with respect to any shares as to which he could have exercised the Option on the date he terminated employment, except that the Committee may in its sole discretion refuse to permit a person who has voluntarily terminated his employment to exercise any Options after the date of termination, or

               (C) if such person shall cease to be such an officer or employee by reason of death or disability (as may be determined by the Board in it sole and absolute discretion) while holding an Option which has not expired and has not been fully exercised, such person (or in the case of death, his executors, administrators, heirs or distributees, as the case may be) may exercise the Option (but in no event after the Option has expired under the


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provisions of subparagraph 5 (d) (i) hereof) with respect to any shares as to which such person could have exercised the Option on the date he ceased to be such an officer or employee; or

               (D) if such person shall cease to be such an officer or employee by reason of retirement under an approved retirement program of the Company or a subsidiary (or such other plan as may be approved by the Committee, in its sole discretion, for this purpose) while holding an Option which has not expired and has not been fully exercised, such person at any time within three years of the date he ceased to be such an officer or employee (but in no event after the Option has expired under the provisions of subparagraph 5 (d) (i) hereof), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased to be such an officer or employee; or

               (E) if any person to whom an Option has been granted shall die after termination of employment for any reason, or shall become disabled (as may be determined by the Committee in its sole and absolute discretion) within 30 days of his termination or employment for any reason, holding an Option which has not been fully exercised, he or his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such event (but in no event after the Option has expired under the provisions of subparagraph 5 (d) (i) hereof), exercise the Option with respect to any shares as to which such person could have exercised the Option at the time of his death or disability; or

               (F) notwithstanding the foregoing provisions of this Section 5 (d) (iii), the Committee shall have the authority, on a case by case basis, in its sole and absolute discretion to extend for a period of up to two (2) years following the termination of employment of an optionee the period of vesting referred to in Paragraph 5 (g) and the period of exercisability, provided such extension complies with section 5 (d) (i); and

          (iv) if the issuance of any Common Shares pursuant to the exercise of an Option would constitute a violation by the Company or the person to whom the Option has been granted of any applicable law or regulation of any governmental authority.

          As to Incentive Stock Options granted under the Plan, the aggregate fair market value of Common Shares (determined at the time of grant) with respect to which Incentive Stock Options are exerciseable for the first time by any employee during any calendar year under the Plan and any other stock option plan of the Company and its subsidiaries shall not exceed $100,000.

     (f) Any Option which may, under circumstances existing at the time of its grant, upon its exercise constitute a transaction subject to the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976 or regulations promulgated


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thereunder ("H-S-R"), shall contain provisions requiring the parties thereto to comply with H-S-R prior to the issuance of Common Shares thereunder.

     (g) Any outstanding Option which has not otherwise vested prior thereto shall be exercisable in full as of the time immediately prior to the Record Date set by the Board of Directors with respect to the Company's distribution (the "Spin-Off") of its shares of Metris Companies Inc. ("Metris") to the public shareholders of the Company; provided that the following conditions are satisfied: (i) the optionee exercises the Option prior to the Spin-Off, (ii) the optionee pays the exercise price in United States dollars by cash or check and (iii) the optionee (other than Metris employees) agrees that if the optionee's employment with the Company is voluntarily terminated by the optionee within one year after such exercise, the optionee shall promptly pay back to the Company the excess of the fair market value of the shares received upon exercise of such Option (determined on the date of exercise) over the exercise price thereof. With respect to Options acquired after the Spin-Off, the Committee shall have full and complete authority to determine whether an Option will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the Option as the Committee may determine and specify in the option agreement.

     (h) Notwithstanding the vesting provisions contained in Section 5 hereof, but subject to the other terms and conditions set forth herein, an Option may be exercised in full immediately following the date of a "Change in Control" (as hereinafter defined). For purposes of this Plan, the following terms shall have the definitions set forth below:

          (A) "Change in Control" shall mean:

               (i) a change in control of a nature that would be required to be reported in response to Item 6 (e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; or

               (ii) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to
Section 13(d) of the Exchange Act) by the Company or any "person" (as such term issued in Sections 13(d) and 14(d) of the Exchange Act) that such person has become the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; provided, however, that notwithstanding the foregoing, no Change of Control shall be deemed to have occurred for purposes of this Plan by reason of ownership of 30% or more of the total voting capital stock of the Company then issued and outstanding by any


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subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of the Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan (any such person or entity described in this proviso is referred to herein as a "Company Entity"); or

               (iii) the announcement of a tender offer by any person or entity (other than a Company Entity) for 30% or more of the Company's voting capital stock then issued and outstanding, which tender offer has not been approved by the Board, a majority of the members of which are Continuing Directors (as hereinafter defined), and recommended to the shareholders of the Company; or (iv) the Continuing Directors (as hereinafter defined) cease to constitute a majority of the Company's Board of Directors; or

               (v) the shareholders of the Company approve (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger; (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (z) any plan of liquidation or dissolution of the Company.

          (B) "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, while such person is a member of the Board of Directors, who is not an Acquiring Person (as defined below) or an Affiliate or Associate (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (x) was a member of the Board of Directors on the date of the applicable option or award agreement or (y) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For purposes of this subparagraph (ii), "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange
Act), directly or indirectly of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, but shall not include any Company Entity; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

     (i) In order to assist the person exercising an Option in paying any taxes (including all federal, state and local taxes to be withheld or collected upon exercise of an Option which does not qualify as an Incentive Stock Option


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hereunder), the Committee, in its absolute discretion and subject to such additional terms as it may adopt, shall cause the Company to loan money to such person in an amount equal to the optionee's tax liability arising as a result of such exercise in exchange for a promissory note, which note shall
(A) be fully recourse to the optionee, (B) be payable on the demand of the Company (or in any event at the earlier of one year from the borrowing date or the date of termination of such optionee's employment) and (C) provide for interest at a market rate to be determined by the Committee (such rate not to be less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto).

     6. Related Employment. For the purposes of this Plan, Related Employment shall mean the employment of an individual by an employer which is neither the Company nor a subsidiary of the Company provided (i) such employment is undertaken by the individual at the request of the Company or a subsidiary thereof, (ii) immediately prior to undertaking such employment the individual was an officer or employee of the Company or a subsidiary thereof, or was engaged in Related Employment as herein defined and (iii) such employment is recognized by the Committee, in its sole discretion, as Related Employment for purposes of this Paragraph 6. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was an officer or employee of the Company.

     7. Change in Common Shares. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event or in the event of a conversion to equity of all or a part of that Company's intercompany debt or other contribution to capital if such change or event equitably requires an adjustment in the number or kind of shares that may be issued under the Plan pursuant to subparagraph 4 (b), in the number or kind of shares subject to, or the option price per share under, any outstanding Option which has been granted to any participant, or in any measure of performance, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan. In no event shall the excess of the aggregate fair market value of the Common Shares subject to the Options immediately after any substitution, exchange or adjustment over the aggregate price for such Common Shares be more than the excess of the aggregate fair market value of all the Shares subject to the Options immediately before any such substitution, exchange or adjustment over the aggregate option price of such Common Shares nor shall the adjusted Option give the holder thereof any additional benefits he did not have under the old Option.

     8. Financial Assistance. If those members of the Board who are ineligible to receive Options under the Plan


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determine that such action is advisable, the Company may assist any person to whom such an Option has been granted in obtaining financing from the Company or from a bank or other third party, in such amount as is required to permit the exercise of an Option and/or the payment of any taxes in respect thereof. Such assistance may take any form that the Committee deems appropriate, including, but not limited to a direct loan from the Company or one of its subsidiaries, or the maintenance by the Company or one of its subsidiaries of deposits with such bank or third party.

     9. Miscellaneous Provisions.

     (a) No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any subsidiary.

     (b) Except as otherwise provided in this Plan or in an option or award agreement, a participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise including, but not limited to, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

     (c) No Common Shares or other company securities shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws.

     (d) In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of the person exercising an Option under the Plan, are withheld or collected from such person. In order to assist the person exercising an Option in paying all federal, state or local taxes to be withheld or collected upon exercise of an Option which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms as it may adopt, shall permit such person to satisfy all or part of such tax obligation by requesting the Company to withhold, from the Common Shares deliverable upon exercise of the Option, Common Shares having a fair market value equal to all or part of such taxes, such fair market value to be determined in accordance with Section 5(d)(ii).

     (e) The expenses of the Plan shall be borne by the Company. However, if an Option is granted to an employee of a subsidiary of the Company and the Option grant results in the issuance by the Company to the participant of Common Shares, such subsidiary shall pay to the Company an amount equal to the fair market value thereof, as determined by the Committee, on the date such Common Shares are issued minus the amount, if any, received by the Company in respect of


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the purchase of such Common Shares.

     (f) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Common Shares under the Plan and the issuance of Common Shares under the Plan and the issuance of Common Shares shall be subordinate to the claims of the Company's general creditors.

     (g) By accepting any option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

     (h) The masculine pronoun means the feminine and the singular means the plural wherever appropriate.

     (i) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding options hereunder or any Common Shares issued pursuant hereto as may be required by Section 13 or 15 (d) of the 1934 Act or any other applicable statute, rule or regulation.

     (j) It is the intent of the Company that the Incentive Stock Options granted under this Plan meet the appropriate provisions of the Code, and any ambiguities in construction shall be interpreted in order to effectuate such intent.

     10. Amendment of Discontinuance. The Plan may be amended at any time and from time to time by the Board, but no amendment which increases the aggregate number of Common Shares which may be issued pursuant to the Plan shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right or any participant with respect to any Option theretofore granted without such participant's written consent.

     11. Termination. This Plan terminates upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating the Plan; or

          (b) December 31, 1999. No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

     12. Shareholder Adoption. The Plan shall be submitted to the shareholders of the Company for their approval and adoption. The Plan shall not be effective and no Option shall be granted hereunder unless and until the Plan as been so approved and adopted.